UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2020, Arcturus Therapeutics Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 15,156,989 and there were present at the Meeting, in person or by proxy, 11,692,374 shares, which constituted a quorum for the Meeting.

At the Meeting, the stockholders voted:

(1) for the election of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer to the Company’s Board of Directors;

(2) for the approval of the Company’s 2020 Employee Stock Purchase Plan;

(3) for the approval of the Company’s Amended & Restated 2019 Omnibus Equity Incentive Plan (the “Amended and Restated Omnibus Plan”) which, among other things, increases the maximum number of shares of common stock reserved for delivery under the plan by 3,150,000 shares; and

(4) for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020.

The final results of the stockholder votes at the Meeting are set forth below:

Proposal No. 1

	For	Withhold	Broker Non-Votes
Approval of the election of the following individuals as directors of the Company, as provided in Proposal Number 1 of the Proxy Statement:
(1) Dr. Peter Farrell	9,092,938	74,407	2,525,029
(2) Joseph E. Payne	9,103,901	63,444	2,525,029
(3) Andy Sassine	9,102,933	64,412	2,525,029
(4) James Barlow	9,093,123	74,222	2,525,029
(5) Dr. Edward W. Holmes	9,113,491	53,854	2,525,029
(6) Dr. Magda Marquet	9,103,911	63,434	2,525,029
(7) Karah Parschauer	9,098,600	68,745	2,525,029

Proposal No. 2

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s 2020 Employee Stock Purchase Plan, as provided in Proposal Number 2 of the Proxy Statement:	9,156,041	8,703	2,601	2,525,029

Proposal No. 3

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s Amended and Restated Omnibus Plan, as provided in Proposal Number 3 of the Proxy Statement:	8,425,865	736,062	5,418	2,525,029

Proposal No. 4

	For	Against	Abstain	Broker Non-Votes
Approval of the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, as provided in Proposal Number 4 of the Proxy Statement:	11,644,555	12,957	34,862	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: June 9, 2020

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer